UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 6, 2025
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TILLY’S, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-35535	45-2164791
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
10 Whatney
Irvine, California 92618
(Address of Principal Executive Offices) (Zip Code)
(949) 609-5599
(Registrant’s Telephone Number, Including Area Code)
  ______________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	TLYS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d)
Effective January 6, 2025, the Board of Directors (the “Board”) of Tilly’s, Inc. (the “Company”) appointed Michael Relich to serve as a director on the Board until the next annual meeting of stockholders of the Company and until his successor is duly elected and qualified. Mr. Relich is not expected to serve on any committees of the Board at this time. Upon Mr. Relich’s appointment, the total number of directors on the Board increased to seven directors.
Mr. Relich is not party to any arrangement or understanding with any person pursuant to which he was appointed as a director nor is he party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company or its subsidiaries.
Mr. Relich is expected to enter into an indemnification agreement with the Company, the form of which is attached as Exhibit 10.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended February 3, 2024, filed with the Securities and Exchange Commission on April 11, 2024. Mr. Relich’s compensation for his service as a non-employee director will be consistent with the compensation described in the Company’s Definitive Proxy Statement filed with the SEC on April 22, 2024.
Mr. Relich previously served as the co-Chief Executive Officer of PacSun from June 2021 to June 2023. From February 2020 to December 2023, Mr. Relich served as a member of the board of directors of PSEB LLC, as its Interim Chief Executive Officer from July 2020 to May 2021, and its Chief Operating Officer from November 2019 to June 2020. Mr. Relich served as the Chief Operating Officer of Lucky Brand from March 2018 to November 2019, and as the Chief Operating Officer of Crate & Barrel from May 2016 to December 2017. Between 2004 to 2016, Mr. Relich served as the Chief Information Officer, and later the Chief Operating Officer of Guess, Inc. (NYSE: GES). Mr. Relich served as the Chief Information Officer of Wet Seal from August 2001 to May 2004, Assistant Vice President of Management Information Systems of HomeBase from June 1995 to May 2000, and Director of Merchandise and Sales Promotion Systems for Broadway Stores from May 1983 to May 1995. Mr. Relich currently serves on the advisory board of several technology companies.

Item 7.01	Regulation FD Disclosure
On January 7, 2025, the Company issued a press release announcing the appointment of Mr. Relich as a director on the Board. A copy of this press release is furnished herewith as Exhibit 99.1. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings.

Item 9.01	Financial Statements and Exhibits.
The following exhibits are being furnished herewith.

(d)     Exhibits.

Exhibit No.	Exhibit Title or Description
99.1	Press Release of Tilly’s, Inc., dated January 7, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TILLY’S, INC.

Date: January 7, 2025	By:	/s/ Michael L. Henry
	Name:	Michael L. Henry
	Title:	Executive Vice President, Chief Financial Officer